UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01: Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.2 Form of Notice of Grant of Stock Options and Grant Agreement
EX-10.3 Form of Non-Qualified Stock Option Agreement (Initial Grant)
EX-10.4 Form of Non-Qualified Stock Option Agreement (Annual Grant)
EX-10.5 Form of Deferred Stock Unit Agreement

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     At the annual meeting of shareholders held on April 24, 2008, the shareholders of Progress Software Corporation (the “Company”) approved the Progress Software Corporation 2008 Stock Option and Incentive Plan (the “2008 Plan”). The 2008 Plan had previously been adopted by the Company’s Board of Directors (the “Board”) on March 12, 2008. Following the approval of the 2008 Plan by the shareholders, the Board directed that no further grants of stock options or other awards would be made under each of the Company’s 1992 Incentive and Nonqualified Stock Option Plan, 1994 Stock Incentive Plan and 1997 Stock Incentive Plan (collectively, the “Old Stock Plans”). The foregoing action does not affect any outstanding awards under the Old Stock Plans, which remain in effect in accordance with their terms.
     The maximum number of shares of the Company’s common stock authorized for issuance under the 2008 Plan is the sum of (i) 3,800,000, plus (ii) the number of shares available for grant on April 24, 2008 under the Old Stock Plans, plus (iii) the number of shares underlying any grants pursuant to the Old Stock Plans that are forfeited, canceled, repurchased or are terminated (other than by exercise) from and after April 24, 2008, plus (iv) the number of shares underlying any grants pursuant to the 2008 Plan that are forfeited, canceled, repurchased or are terminated (other than by exercise). The 2008 Plan permits awards of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock awards, unrestricted stock awards, performance share awards, deferred stock awards, cash-based awards and dividend equivalent rights.
     A summary of the material terms and conditions of the 2008 Plan is set forth in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on March 24, 2008, under the caption “Proposal 3: Approval of the Company’s 2008 Stock Option and Incentive Plan.” Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the 2008 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.
     The Company is filing as Exhibits 10.2 through 10.5 to this Current Report on Form 8-K, the forms of award agreements to initially be used by the Company in connection with awards under the 2008 Plan. From time to time, the Company may grant awards under the 2008 Plan with terms different from those in the form agreements filed with this report.
Item 9.01: Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

10.1	Progress Software Corporation 2008 Stock Option and Incentive Plan (incorporated herein by reference to Annex A of the Company’s definitive proxy statement filed on March 24, 2008)

10.2*	Form of Notice of Grant of Stock Options and Grant Agreement

10.3*	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the Progress Software Corporation 2008 Stock Option and Incentive Plan (Initial Grant)

10.4*	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the Progress Software Corporation 2008 Stock Option and Incentive Plan (Annual Grant)

10.5*	Form of Deferred Stock Unit Agreement under the Progress Software Corporation 2008 Stock Option and Incentive Plan

*	Filed herewith

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2008	Progress Software Corporation

	By:	/s/ Norman R. Robertson Norman R. Robertson
Senior Vice President, Finance and Administration and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

10.1	Progress Software Corporation 2008 Stock Option and Incentive Plan (incorporated herein by reference to Annex A of the Company’s definitive proxy statement filed on March 24, 2008)

10.2*	Form of Notice of Grant of Stock Options and Grant Agreement

10.3*	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the Progress Software Corporation 2008 Stock Option and Incentive Plan (Initial Grant)

10.4*	Form of Non-Qualified Stock Option Agreement for Non-Employee Directors under the Progress Software Corporation 2008 Stock Option and Incentive Plan (Annual Grant)

10.5*	Form of Deferred Stock Unit Agreement under the Progress Software Corporation 2008 Stock Option and Incentive Plan

*	Filed herewith

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